March 31, 2011

Summary Prospectus

BlackRock Index Funds, Inc.  |  Class K Shares

➢	BlackRock Small Cap Index Fund

Fund	Class K Shares Ticker Symbol

BlackRock Small Cap Index Fund	BDBKX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated March 31, 2011, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ■ No Bank Guarantee ■ May Lose Value

Summary Prospectus

Key Facts About BlackRock Small Cap Index Fund

Investment Objective

The investment objective of BlackRock Small Cap Index Fund (“Small Cap Index Fund” or the “Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of Small Cap Index Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Class K Shares
Management Fee[1]	0.01%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.60%
Administration Fee	0.29%
Miscellaneous Other Expenses[2]	0.31%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	0.64%
Fee Waivers and/or Expense Reimbursements[3]	(0.36)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.28%
[1]

The fees and expenses shown in the table and the example that follows include both the expenses of Small Cap Index Fund and its share of Master Small Cap Index Series’ allocated expenses. The management fees are paid by Master Small Cap Index Series, a series of Quantitative Master Series LLC.

[2]	Other Expenses and Miscellaneous Other Expenses are based on estimated amounts for the current fiscal year.
[3]

As described in the “Management of the Funds” section of the Fund’s prospectus on pages 21-25, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of Small Cap Index Fund (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.25% for Class K Shares, until May 1, 2012. In addition to the contractual arrangement with respect to the Fund, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of Master Small Cap Index Series (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Series expenses) to 0.08% of average daily net assets until May 1, 2012. These agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or of Quantitative Master Series LLC, as applicable, or by a vote of a majority of the outstanding voting securities of the Fund or Master Small Cap Index Series, as applicable.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class K Shares	$29	$169

Portfolio Turnover:

Master Small Cap Index Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Small Cap Index Fund’s performance. During the most recent fiscal year, Master Small Cap Index Series’ portfolio turnover rate was 42% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

Small Cap Index Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000. The Fund will be substantially invested in securities in the Russell 2000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000 (or portions thereof). The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

The Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Fund will not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole.

The Fund is a “feeder” fund that invests all of its assets in Master Small Cap Index Series, a series of Quantitative Master Series LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. All investments are made at the Master Small Cap Index Series level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of Master Small Cap Index Series. For simplicity, this prospectus uses the terms “Small Cap Index Fund” or “Fund” to include Master Small Cap Index Series.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in Small Cap Index Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■

Index Fund Risk — An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Russell 2000 as closely as possible, it will tend to underperform the index to some degree over time.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Small Cap Securities Risk — Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Performance Information

Class K Shares of Small Cap Index Fund have not yet commenced operations. Therefore, Class K Shares do not have a performance history as of the date of this prospectus. As a result, the chart and the table give you a picture of the long-term performance for Investor A Shares of Small Cap Index Fund. Class K Shares would have annual returns substantially similar to Investor A Shares, differing only to the extent that Investor A Shares and Class K Shares have different expenses.

The information shows how Small Cap Index Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 2000. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS

Small Cap Index Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 23.16% (quarter ended June 30, 2003) and the lowest return for a quarter was –26.31% (quarter ended December 31, 2008).

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Small Cap Index Fund — Investor A
Return Before Taxes	26.35%	3.80%	5.59%
Return After Taxes on Distributions	26.14%	2.53%	4.83%
Return After Taxes on Distributions and Sale of Fund Shares	17.13%	2.86%	4.62%
Russell 2000® Index (Reflects no deduction for fees, expenses or taxes)	26.85%	4.47%	6.33%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Small Cap Index Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

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Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Debra Jelilian	2000	Managing Director of BlackRock, Inc.
Edward Corallo	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $100 million in a qualified tax-exempt plan, and (iii) employers with greater than $100 million in the aggregate between qualified and non- qualified plans that they sponsor (collectively, “Institutions”). You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Class K Shares are normally purchased through a customer’s account at an Institution through procedures established by such Institution. The Fund’s initial minimum investment for Class K Shares is $1. The minimum investment for additional purchases is $1.

Tax Information

Because of the special tax rules applicable to investments by qualified plans exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), if you are invested through such a plan, you will not be taxed on dividends paid by the Fund or on the proceeds of a redemption or an exchange of shares of the Fund, provided the shares are not debt-financed property to you. Different tax consequences apply to a shareholder that does not satisfy the requirements of Section 401(a) or 501(a) of the Internal Revenue Code.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated March 31, 2011, are incorporated by reference into this Summary Prospectus.

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INVESTMENT COMPANY ACT FILE # 811-7899 BlackRock Small Cap Index Fund — K Shares SPRO-INDEX3-K-0311